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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        DATE OF REPORT: JANUARY 16, 2001
                                       --------------------------------
                                       (DATE OF EARLIEST EVENT REPORTED)



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Florida                  000-25273                59-3422536
----------------------------        ----------------     ---------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE       (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBER)          IDENTIFICATION NUMBER)


           360 Central Avenue
         St. Petersburg, Florida                                     33701
----------------------------------------                       ----------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


                                 (727) 803-2040
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report certain events relating to its liquidity and current cash position. In June, 1999, the Company entered into a revolving line of credit agreement ("LOC") with a financial institution (the "Bank") that provided for borrowings of up to two times the Company's rolling four quarter earnings before interest, taxes, depreciation and amortization ("EBITDA"), but in no event more than $12.0 million. At September 30, 2000, as reported in the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2000, the outstanding balance and available line of credit under the LOC were $0 and $10,421,992, respectively.

                  In December, 2000, the Company received notification from the Bank that it would no longer honor any requests by the Company for advances under the LOC due to the fact that the Bank believed the Company had experienced a material adverse change in its financial condition.

                  Since receiving such notification, the Company, believing that it could obtain such financing, has sought to replace the LOC with an alternative borrowing arrangement in the $3.0 million to $5.0 million range with another lender. To date, the Company has been unable to secure a new line of credit upon acceptable terms. Although management of the Company continues to seek such an arrangement, no assurances can be given that the Company will be able to obtain a new line of credit.

                  In light of the Bank's termination of the LOC, the Company will have to rely solely upon cash on-hand and cash flows from operations to satisfy anticipated working capital and capital expenditure requirements for the foreseeable future. Although at December 31, 2000, the Company had a cash balance of approximately $4.15 million on a consolidated basis, approximately $2.8 million of such amount was held by its Geotrac of America, Inc. ("Geotrac") subsidiary. To date, the Company has been able to access Geotrac's excess cash when necessary, primarily through the prepayment of outstanding intercompany indebtedness. The remaining balance of such intercompany debt (approximately $1.2 million) is expected to be repaid within the next week.

                  Although the Company is the sole shareholder of Geotrac, it entered into a Corporate Governance Agreement, dated July 31, 1998, with Geotrac and Daniel J. White, in conjunction with the acquisition of Geotrac, setting forth certain terms and conditions pertaining to the operation of Geotrac. As previously disclosed, this Corporate Governance Agreement provides, in part, that for so long as Mr. White is a shareholder of the Company or Geotrac or has an option to purchase Geotrac stock, (i) the Company will vote all of its shares of Geotrac stock to fix and maintain the number of Geotrac directors at five, (ii) the Company will vote its shares of Geotrac stock to elect as directors




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         of Geotrac two persons designated by Mr. White, (iii) Mr. White's termination as a Geotrac employee will require the vote of four out of five members of the Board of Directors, and (iv) certain actions by Geotrac will require the unanimous approval of the Geotrac Board of Directors. Among the actions requiring such unanimous board approval under the Corporate Governance Agreement is the making of cash distributions to the Company, whether by dividend or otherwise. Therefore, pursuant to the Corporate Governance Agreement, Mr. White may impede the Company's ability to access excess cash balances retained by its Geotrac subsidiary, even if all of the other directors of Geotrac were to approve the distribution thereof to the Company. Mr. White is presently a director and shareholder of the Company.

                  Despite the termination of the LOC and the existence of the Corporate Governance Agreement, including its provisions regarding the making of cash distributions to the Company, management believes cash on-hand and cash flows from operations will be sufficient to satisfy currently anticipated working capital and capital expenditure requirements for the foreseeable future. At the same time, the Company will continue its efforts to obtain a new line of credit upon acceptable terms and will explore means of obtaining additional cash as needed from its Geotrac subsidiary. No assurances can be given, however, that the Company will be able to obtain a new line of credit and/or obtain available cash from Geotrac. If the Company is unable to do so, it ultimately could have a material adverse effect on the Company's business, financial condition and results of operations.

                  CERTAIN STATEMENTS CONTAINED IN THIS REPORT, INCLUDING STATEMENTS REGARDING (I) THE COMPANY'S ABILITY TO MEET ANTICIPATED WORKING CAPITAL AND CAPITAL EXPENDITURE REQUIREMENTS USING SOLELY CASH ON-HAND AND CASH FLOWS FROM OPERATIONS, (II) THE COMPANY'S ABILITY TO OBTAIN A NEW LINE OF CREDIT UPON ACCEPTABLE TERMS, AND (III) THE COMPANY'S EFFORTS AND ABILITY TO ACCESS EXCESS CASH BALANCES RETAINED BY ITS GEOTRAC SUBSIDIARY, AND THE STATEMENTS CONTAINED HEREIN REGARDING MATTERS THAT ARE NOT HISTORICAL FACTS, ARE "FORWARD-LOOKING" STATEMENTS (AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995). BECAUSE SUCH STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, (I) A DECLINE IN GENERAL ECONOMIC CONDITIONS, (II) FLUCTUATIONS IN OPERATING RESULTS, (III) CHANGES IN INTEREST RATES AND THE AVAILABILITY OF CREDIT, (IV) THE LOSS OF A MATERIAL CUSTOMER OR THE INABILITY TO RENEW EXISTING CONTRACTS UPON COMPARABLE TERMS, (V) THE FINANCIAL CONDITION OF THE COMPANY'S CLIENTS, (VI) POTENTIAL INCREASES IN THE COMPANY'S COSTS, (VII) THE ENFORCEABILITY AND INTERPRETATION OF THE CORPORATE GOVERNANCE AGREEMENT, AND (VIII) THE FACTORS DISCUSSED IN
         ITEM 5 OF THE REPORT AND THE RISKS DISCUSSED UNDER THE CAPTION "RISK FACTORS" INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2000.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable

               (b)      Pro forma financial information.

                                 Not applicable

               (c)      Exhibits.

                                 None



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                   By:   /s/ DAVID M. HOWARD
                                         ---------------------------------------
                                          David M. Howard
                                          President and Chief Executive Officer

Date:    January 16, 2001






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